CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of On the Go Healthcare, Inc. (the "Company") on Form 10-QSB for the period ended January 31, 2003 filed with the Securities and Exchange Commission (the "Report"), I, Stuart Turk, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934;and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated result of operations of the Company for the period presented.

Dated: February 24, 2003

                                         By:/s/ Stuart Turk
                                         ----------------------------
                                           Stuart Turk
                                           Chief Executive Officer



This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.